EXHIBIT 32.1


                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

                      RULE 15d-14(b) and 18 U.S.C. ss.1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Pangea Petroleum Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles
B. Pollock, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2006                         By: /s/ Charles B. Pollock
                                               ------------------------
                                               Charles B. Pollock
                                               Chief Executive Officer

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